                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - SEPTEMBER 17, 2003
                                                         ------------------


                         NORTH FORK BANCORPORATION, INC.
             --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                1-10458                                36-3154608
           --------                                -------                                ----------
 State or other jurisdiction                (Commission File Number)                      (IRS Employer
        of incorporation)                                                              Identification No.)



275 BROADHOLLOW ROAD
MELVILLE, NEW YORK                                                      11747
---------------------------                                             -----
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:          (631) 844-1004
                                                             --------------


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ITEM 9. REGULATION FD DISCLOSURE

      North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will be presenting at the 2003 RBC Capital Markets Financial Institutions Conference on Thursday, SEPTEMBER 18 at 11:30 A.M. (ET).

      RBC Capital Markets will schedule a live audio webcast of North Fork's presentation. The webcast will be available on North Fork's website at http://www.northforkbank.com and click on RBC CONFERENCE WEBCAST - SEPTEMBER 18, 2003. A printable version of the presentation slideshow will also be available on the North Fork website.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2003








NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy

-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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